UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 25, 2006

Portrait Corporation of America, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-8550	57-1208051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Matthews-Mint Hill Road, Matthews, North Carolina	28105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 847-8011

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁪ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 25, 2006, William J. Billiard, Senior Vice President, Interim Chief Financial Officer and Corporate Controller, submitted his resignation from his positions with the Company. Mr. Billiard’s last day of employment with the Company will be February 10, 2006. Pending the appointment of successors to the positions occupied by Mr. Billiard, the oversight of day-to-day responsibilities of these positions will be performed by J. Robert Wren, Jr., Executive Vice President and General Counsel, until a new Chief Financial Officer and a new Corporate Controller are installed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTRAIT CORPORATION OF AMERICA, INC.

Date: January 31, 2006	By: /s/ R. David Alexander
R. David Alexander
President, Chief Executive Officer, and Chairman of the Board